Exhibit 10.4

Execution Version

CONFESSION OF JUDGMENT

December 12, 2025

UINTA INFRASTRUCTURE GROUP CORP., a Delaware corporation (the “Issuer”), by its authorized agent, does hereby irrevocably consent to this Confession of Judgment and Power of Attorney (the “Confession of Judgment”) as follows:

1. The Issuer confesses and authorizes the entry of an Order of Judgment in favor of ENDEAVOR CAPITAL, LLC (the “Holder”) against the Issuer for all amounts outstanding and owing by the Issuer to the Holder under the Promissory Note (the “Note”) issued by the Issuer to the Holder on December __, 2025 (all such amounts, the “Total Sum Due”). A copy of the Note is attached hereto as Exhibit A.

2. This Confession of Judgment is for a debt justly due, and arises from the following facts:

(a) The Holder and the Issuer entered into the Note in connection with that certain Agreement and Plan of Merger, dated as of August 12, 2024, by and among Integrated Rail and Resources Acquisition Corp., a Delaware corporation, Uinta Integrated Infrastructure Inc., a Delaware corporation, Uinta Integrated Infrastructure Holdings, Inc., a Delaware corporation, RR Integration Merger Co., a Delaware corporation, RRG Merger LLC, a Delaware limited liability company, Tar Sands Holdings II, LLC, a Utah limited liability company (the “Company”), and Endeavor Capital Group, LLC (as amended by that certain Amendment to and Waiver of Agreement and Plan of Merger dated November 8, 2024), that certain Second Amendment to Agreement and Plan of Merger dated December 31, 2024, that certain Waiver to Agreement and Plan of Merger dated April 30, 2025, that certain Third Amendment to Agreement and Plan of Merger dated May 14, 2025, that certain Fourth Amendment to Agreement and Plan of Merger dated July 14, 2025, that certain Fifth Amendment to Agreement and Plan of Merger dated September 15, 2025, and that certain Sixth Amendment to Agreement and Plan of Merger dated December 12, 2025 (the “Merger Agreement”).

(b) This Confession of Judgment is to be held in escrow by the Holder’s counsel unless the Issuer defaults on paying the amounts owing under the Note. If, after written notice of default of the Note, the Issuer fails to pay such amounts, the Holder is then authorized, without further notice to Issuer, to immediately ask the Court to enter this Confession of Judgment.

(c) This Confession of Judgment is for the purpose of securing the Holder against the contingency that the Issuer may fail to pay the Total Sum Due. However, the Holder and the Issuer agree that nothing in this Confession of Judgment prevents the Holder from first seeking to enforce the terms of the Note.

3. In furtherance of this Confession of Judgment, the Issuer hereby authorizes, makes and constitutes the Holder or any of its attorneys to act as its true and lawful attorney in fact, and solely with regard to obligations arising out of this Confession of Judgment, in the Issuer’s name, place, and stead to: (a) appear on the Issuer’s behalf in the Business and Chancery Court of the State of Utah or if the dispute does not meet the jurisdictional statute, then in a state or federal court of competent jurisdiction located in Salt Lake County , which the Issuer agrees has exclusive jurisdiction over the Confession of Judgment; (b) waive a jury trial or any other trial or any other right which the Issuer may have; (c) waive service of process and confess judgment against the Issuer with written notice and in favor of the Holder for the Total Sum Due; (d) consent to an immediate entry of judgment and the issuance of an execution thereon; and (e) waive all rights or errors that may intervene in the entering of the judgment or the issuing of the enforcement of the judgment. The power of attorney granted in this Confession of Judgment is expressly limited to those actions enumerated in this paragraph. The Issuer further agrees that it waives its right to appeal from the judgment. This Confession of Judgement shall be governed by and construed in accordance with the laws of the State of Utah.

4. Within one (1) business day after receipt of the Total Sum Due, the Holder shall return this Confession of Judgment to the Issuer’s attorneys at Winston & Strawn LLP, 800 Capitol Street, Suite 2400, Houston, Texas 77002.

[Signature Page Follows]

IN WITNESS WHEREOF, an authorized agent of the Issuer hereto has executed this Confession of Judgment as of the date first written above.

UINTA INFRASTRUCTURE GROUP CORP.

By:	/s/ Mark A. Michel
Name:	Mark A. Michel
Title:	Director

STATE OF Florida	)
: ss.
COUNTY OF Orange	)

This record was acknowledged before me on Dec. 12th, 2025, by Mark A. Michel, the President & CEO of Uinta Infrastructure Group Corp., a Delaware corporation.

/s/ Bailey E. Anderson
Signature of notary public

My commission expires: 7/2/26

[Signature Page to Confession of Judgement]

EXHIBIT A

Note

[Signature Page to Confession of Judgement]